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                                                                     Exhibit 13

                      THE BANK OF TOKYO-MITSUBISHI, LTD.

                           CERTIFICATION REQUIRED BY
                       RULE 13a-14(b) OR RULE 15d-14(b)
                          AND 18 U.S.C. SECTION 1350

In connection with the Annual Report of The Bank of Tokyo-Mitsubishi, Ltd. (the "Company") on Form 20-F for the fiscal year ended March 31, 2004 as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Nobuo Kuroyanagi, President (principal executive officer) of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                      /S/  NOBUO KUROYANAGI
                                                  ------------------------------
                                                  Name: Nobuo Kuroyanagi
                                                  Title:  President
                                                        (Principal executive
                                                  officer)

Dated: September 28, 2004

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                      THE BANK OF TOKYO-MITSUBISHI, LTD.

                           CERTIFICATION REQUIRED BY
                       RULE 13a-14(b) OR RULE 15d-14(b)
                          AND 18 U.S.C. SECTION 1350

In connection with the Annual Report of The Bank of Tokyo-Mitsubishi, Ltd. (the "Company") on Form 20-F for the fiscal year ended March 31, 2004 as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Tetsuo Iwata, Managing Director (principal financial officer) of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                      /S/  TETSUO IWATA
                                                  ------------------------------
                                                  Name: Tetsuo Iwata
                                                  Title:  Managing Director
                                                        (Principal financial
                                                  officer)

Dated: September 28, 2004